FIRST FARMERS AND MERCHANTS CORPORATION

(Registrant)

I, T. Randy Stevens, President and Chief Executive Officer of the Corporation, certify that:

1)	I have reviewed this annual report on Form 10-K for First Farmers and Merchants Corporation;
2)

Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3)

Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations, and cash flows of the Corporation as of, and for, the periods presented in this annual report;

4)

The Corporation's other certifying officer and myself are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the Corporation and have:

a.

Designed such disclosure controls and procedures to ensure that material information relating to the Corporation, including its consolidated subsidiary, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b.

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States;

c.

Evaluated the effectiveness of the Corporation's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.

Disclosed in this report any change in the Corporation's internal control over financial reporting that occurred during the Corporation's most recent fiscal quarter that has materially affected, or is reasonably likely to materially effect, the Corporation's internal control over financial reporting; and

5)	The Corporation's other certifying officer and myself have disclosed, based on our most recent evaluation, to the Corporation's auditors and the audit committee of Bank's Board of Directors:
a.

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are likely to adversely affect the Corporation's ability to record, process, summarize, and report financial information; and

	b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal control over financial reporting.
Date	March 15, 2004	__________/s/ T. Randy Stevens_________________
T. Randy Stevens, Chief Executive Officer and President

FIRST FARMERS AND MERCHANTS CORPORATION

(Registrant)

Certification - Chief Financial Officer

I, Patricia N. McClanahan, Chief Financial Officer of the Corporation, certify that:

1)	I have reviewed this annual report on Form 10-K for First Farmers and Merchants Corporation;
2)

Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3)

Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations, and cash flows of the Corporation as of, and for, the periods presented in this annual report;

4)

The Corporation's other certifying officer and myself are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the Corporation and have:

a.

Designed such disclosure controls and procedures to ensure that material information relating to the Corporation, including its consolidated subsidiary, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b.

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting principles generally accepted in the United States;

c.

Evaluated the effectiveness of the Corporation's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d.

Disclosed in this report any change in the Corporation's internal control over financial reporting that occurred during the Corporation's most recent fiscal quarter that has materially affected, or is reasonably likely to materially effect, the Corporation's internal control over financial reporting; and

5)	The Corporation's other certifying officer and myself have disclosed, based on our most recent evaluation, to the Corporation's auditors and the audit committee of Bank's Board of Directors:
a.

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are likely to adversely affect the Corporation's ability to record, process, summarize, and report financial information; and

	b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal control over financial reporting.

Date	March 15, 2004	_____/s / Patricia N. McClanahan __________
Patricia N. McClanahan, Chief Financial Officer and Treasurer